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                                                                   EXHIBIT 10.10



                              IRON AGE CORPORATION
                         Robinson Plaza Three, Suite 400
                         Pittsburgh, Pennsylvania 15205



                                           dated as of September 23, 2002

CONFIDENTIAL

Foothill Capital Corporation
One Boston Place
Suite 1800
Boston, Massachusetts  02108

         Re:      SIDE LETTER

Ladies and Gentlemen:

                  Reference hereby is made to that certain Loan and Security Agreement, dated as of even date herewith (the "LOAN AGREEMENT"), by and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("AGENT"), and, on the other hand, IRON AGE CORPORATION, a Delaware corporation ("IRON AGE"), FALCON SHOE MFG., CO., a Maine corporation ("FALCON" and together with Iron Age, each individually a "BORROWER" and collectively, jointly and severally, as "BORROWERS"), and IRON AGE HOLDINGS CORPORATION, a Delaware corporation ("PARENT"). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  The Agent, the Parent and the Borrowers hereby agree as follows:

                  1. The ratio referred to in SECTION 2.1(C) of the Loan Agreement as agreed upon between Agent and Administrative Borrower shall be 3.50 : 1.0, PROVIDED that, at the time of the determination thereof, (a) no Event of Default shall have occurred and be continuing, (b) the Parent or Iron Age has applied not less than $1,000,000 of the proceeds of the Advances or the Term Loans to the repurchase of Parent Notes and (c) EBITDA of the Parent and its Subsidiaries is not less than $10,000,000 for the trailing 12 month period.

                  2. In accordance with SECTION 3.1(Z)(II) of the Loan Agreement, Parent shall use its reasonable best efforts to repurchase up to $28,000,000 of face amount of its Parent Notes prior to December 31, 2003.



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Foothill Capital Corporation
One Boston Place
Suite 1800
Boston, Massachusetts  02108


                  3. The aggregate amount of distributions and dividends referred to in SECTION 7.11(B)(II) of the Loan Agreement as agreed upon between Parent and Agent is $8,500,000.

                  4. The Senior Debt Ratio referred to in SECTION 7.11(B)(II)(B) of the Loan Agreement as agreed upon between Parent and Agent is the Senior Debt Ratio calculated pursuant to paragraph 7 of this letter agreement.

                  5. The face amount of Parent Notes referred to in SECTION 7.17(B)(I) of the Loan Agreement as agreed upon between Parent and Agent is $28,000,000.

                  6. The amount of the proceeds of the Advances and the Term Loans referred to in SECTION 7.17(B)(I) of the Loan Agreement as agreed upon between Parent and Agent is $5,500,000 of the proceeds of the Advances and $3,000,000 of the proceeds of the Term Loan B.

                  7. Notwithstanding anything to the contrary contained in
SECTION 7.20(B) of the Loan Agreement, so long as no Event of Default shall have occurred and be continuing, the maximum Senior Debt Ratio shall be increased from 3.25 : 1.00 to 3.50 : 1.00 at the end of any Fiscal Month of the Parent for the trailing 12 month period ending at the end of such Fiscal Month if either
(a) at the time of the determination thereof, both (i) the Parent or Iron Age has applied not less than $1,000,000 of the proceeds of the Advances or the Term Loans to the repurchase of Parent Notes and (ii) EBITDA of the Parent and its Subsidiaries is not less than $10,000,000 for the trailing 12 month period, or
(b) the Agent, in its sole discretion, elects to accommodate the Borrowers' seasonal borrowing needs.

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Foothill Capital Corporation
One Boston Place
Suite 1800
Boston, Massachusetts  02108




                  This letter agreement shall be construed under and governed by the laws of the State of New York, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter by telefacsimile shall be equally effective as delivery of a manually executed counterpart.

                                   Very truly yours,

                                    IRON AGE HOLDINGS CORPORATION
                                    a Delaware corporation



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    IRON AGE CORPORATION
                                    a Delaware corporation



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    FALCON SHOE MFG. CO.
                                    a Maine corporation



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:




Accepted and agreed to
as of the date first above written:

FOOTHILL CAPITAL CORPORATION
a California corporation


By:
     --------------------------------------------
      Name:
      Title: